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Making It Happen

The Creation of Tomorrow’s
Banking Model Today

March 2003

Cautionary Statement

Our commentary or responses to questions during this presentation may contain forward-looking statements. Forward-looking statements regarding the intent, belief or current expectations of NetBank, Inc. or its officers can be identified by the use of forward-looking terms. Examples include ‘may,’ ‘will,’ ‘should,’ ‘believe,’ ‘expect,’ ‘anticipate,’ ‘estimate,’ ‘continue’ or any other comparable phrasing.

Forward-looking statements made during this presentation are subject to risk and uncertainty. Information about the risks that could cause our results to differ materially from any forward-looking statement is set forth in our public reports filed with the SEC, including our filing of this presentation under Rule 425 of the Securities Act of 1993.

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Discussion Points

•                                            Who we are

•                                            Overview of primary business drivers

•                                            Progress report on key metrics

Who We Are

•                                            Top U.S. Internet bank

•                                            A top 25 U.S. mortgage lender

•                                            Innovator of online financial services

•                                            Multi-dimensional business model – including high-growth, niche-oriented businesses

•                                            Our goal is to be the virtual equivalent of a Fifth Third Bancorp, Marshall & Ilsley or USAA

Primary Business Drivers

•                                            Retail bank

•                                            Financial intermediary

•                                            Transaction processing

The Model at Work

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Retail Bank

Overview

•                                          Federally chartered thrift

•                                          Member FDIC

•                                          Internet-based/branchless operational model

•                                          $3.3 billion in assets

•                                          $2.1 billion in deposits

•                                          155,400 customers who collectively reside in all 50 states and more than 20 foreign countries

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Value Proposition

•                                            Higher deposit rates

•                                            Lower fees

•                                            Free online services

•                                            More current technology, functionality

•                                            Better integration between products

Operational Advantages

•                                          Efficient, low-cost gatherer of deposits

•                                          Highly desirable customer base of emerging affluent professionals in the “sweet spot” of their financial needs

•                                          Lower attrition due to our virtual presence

•                                          Focused on transactional account relationships (75% of account base are checking and money market accounts)

•                                          Higher average account balances — current average is $9,037

Customer Demographics

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•                                          43 years of age

•                                          Married with children

•                                          Professional/technical occupation

•                                          Homeowner

•                                          Two-income household

•                                          College educated

Deposit Growth

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Average Balance Growth

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Financial Intermediary

Overview

•                                          Asset generation businesses – such as mortgage, indirect auto and owner-occupied commercial loans

•                                          Loan production sold into secondary market, except for select assets, such as those originated to core retail bank customers

•                                          2002 mortgage production totaled $11.7 billion

•                                          2002 loan sales of $11.6 billion representing an annual balance sheet turn of 3.2 times

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Value Proposition

•                                          Broader product offering for the consumer; we can generate whatever loans are in demand by capital markets

•                                          Greater efficiency, liquidity for investors

•                                          Production based on criteria/requirements of individual investors

Operational Advantages

•                                          Perfect match for bank’s deposit gathering capability

•                                          Eliminates need to significantly increase bank’s balance sheet size — and capital levels — for earnings growth

•                                          Lower credit and interest rate risk since loans are held for approximately 45 days

•                                          Generation of alternate mortgage products for investors allows us to mitigate cyclicality of conforming mortgage business

Quarterly Production & Sales

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Quarterly Balance Sheet Turn

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Conforming Mortgage Net Interest Margin

Effect of the bank’s lower-cost source of funding can be seen beginning in Q3 2002

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Alternate Conforming Mortgage Product Growth

2001

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2002

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Transaction Processing

Overview

•                                          End-to-end mortgage processing solution for community banks, credit unions and other financial businesses

•                                          Resource Mortgage Solutions (RMS) serves as strategic lending partner to the Independent Community Bankers of America, a national trade association of 5,000 banks

•                                          Currently have 385 client institutions

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Value Proposition

•                                          Empowers community banks and credit unions to compete with larger, national banks

•                                          Great retention, customer relationship tool

•                                          Cost-effective, fee-based programs

•                                          Low-risk since institution can elect to hold assets or ask us to sell it into the capital market for cash on its behalf

Operational Advantages

•                                          Low capital requirements to operate, although the barrier to entry is high (need infrastructure and scale to compete)

•                                          Highly profitable business

•                                          Stable revenue source

•                                          Growth market with opportunity to broaden offering to create multi product client relationships

RMS Loan Production

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RMS Client Growth

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Key Performance Metrics

Earnings Per Share

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Note: Q1 and Q2 2002 results respectively exclude merger and balance sheet restructuring charges of $13.8 and $59.9 million related to the Resource Bancshares Mortgage Group acquisition.

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Net Income

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Note: Q1 and Q2 2002 results respectively exclude merger and balance sheet restructuring charges of $13.8 and $59.9 million related to the Resource Bancshares Mortgage Group acquisition.

ROA vs. Industry

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Source: OTS Fourth Quarter 2002 Report Data

ROE vs. Industry

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Source: OTS Fourth Quarter 2002 Report Data

Other Data vs. Industry

(in basis points)	NetBank	Thrift Average

Net Interest Income	247	306
Provision*	45	(29)
Net Interest Income After Provision	292	277
Non Interest Income	695	144
Non Interest Expense	775	235
After-Tax Income	139	121

* NetBank recorded $4.0 million in loan loss reversals during the fourth quarter 2002. The reversals were directly connected to significant prepayments in conforming mortgage pools, which resulted in $3.6 in amortization and premium impairments during the quarter.

Source: OTS Fourth Quarter 2002 Report Data

Capital vs. Requirements

		OTS Capitalization Requirements
	NetBank	Well	Adequate

Tier 1 (Core) Capital / Tangible Assets	7.47%	5%	4%

Tier 1 Capital / Risk-Weighted Assets	13.71%	6%	4%

Total Capital / Risk-Weighted Assets	15.42%	10%	8%

Capital Management Strategy

•                                          1.4 million shares have been repurchased as of January 2003 with an additional 2.6 million shares authorized

•                                          Introduction of small cash dividend

•                                          M&A potential of small, complementary financial services businesses that would be accretive immediately or in the short-term

Closing Predicition

Someone is going to reinvent retail banking. And that someone will be us!

Questions & Answers

NetBank, Inc. Investor Relations
c/o Matthew Shepherd
678-942-2683
mshepherd@netbank.com

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Making It Happen

The Creation of Tomorrow’s
Banking Model Today

March 2003